LSV Value Equity Fund
                       LSV Conservative Value Equity Fund
                            LSV Small Cap Value Fund
                                 (the "Funds")

                         Supplement Dated June 11, 2014
               to the Funds' Prospectuses Dated June 10, 2014 and
        Statement of Additional Information ("SAI") Dated June 10, 2014

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUSES AND SAI, AND SHOULD BE READ IN CONJUNCTION WITH SUCH PROSPECTUSES AND SAI.

On July 1, 2014, Greg Sleight and Guy Lakonishok will begin to serve as portfolio managers to the Funds. Accordingly, until July 1, 2014, all references to Greg Sleight and Guy Lakonishok are hereby removed from the Prospectuses and SAI.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE



                                                                 LSV-SK-015-0100